Exhibit 24.1

                                POWER OF ATTORNEY

      Know all persons by these presents, that the undersigned hereby constitutes and appoints Richard J. Heckmann and Kevin L. Spence, and each of them, the undersigned's true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the following Registration Statements, including post-effective amendments, and to file the same, with all exhibits thereto, and other documentation in connection therewith, with the Securities and Exchange Commission:

          o     Registration Statement on Form S-8 (No. 33-49382)
          o     Registration Statement on Form S-8 (No. 33-56744)
          o     Registration Statement on Form S-8 (No. 33-63285)
          o     Registration Statement on Form S-8 (No. 33-63287)
          o     Registration Statement on Form S-8 (No. 33-73542)
          o     Registration Statement on Form S-8 (No. 33-82424)
          o     Registration Statement on Form S-8 (No. 33-89662)
          o     Registration Statement on Form S-8 (No. 333-16069)
          o     Registration Statement on Form S-8 (No. 333-16083)
          o     Registration Statement on Form S-8 (No. 333-30783)
          o     Registration Statement on Form S-8 (No. 333-45955)
          o     Registration Statement on Form S-8 (No. 333-67423)
          o     Registration Statement on Form S-8 (No. 333-67283)
          o     Registration Statement on Form S-8 (No. 333-67285)
          o     Registration Statement on Form S-8 (No. 333-67289)

          o     Registration Statement on Form S-4 (No. 333-39711)
          o     Registration Statement on Form S-4 (No. 333-52717)

          o     Registration Statement on Form S-3 (No. 33-58141)
          o     Registration Statement on Form S-3 (No. 33-63263)
          o     Registration Statement on Form S-3 (No. 33-63325)
          o     Registration Statement on Form S-3 (No. 33-85026)
          o     Registration Statement on Form S-3 (No. 333-07757)
          o     Registration Statement on Form S-3 (No. 333-18889)
          o     Registration Statement on Form S-3 (No. 333-19489)
          o     Registration Statement on Form S-3 (No. 333-20753)
          o     Registration Statement on Form S-3 (No. 333-22395)
          o     Registration Statement on Form S-3 (No. 333-24465)
          o     Registration Statement on Form S-3 (No. 333-45981)


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     The undersigned hereby grants unto said  attorneys-in-fact  and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of June, 1999.



                                             /s/ Jean-Marie Messier
                                             ----------------------
                                             Jean-Marie Messier



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